                        CASH COLLATERAL ESCROW AGREEMENT

         CASH COLLATERAL ESCROW AGREEMENT (this "Agreement"), dated as of August
31, 2004, by and among VSUS Technologies Incorporated, a Delaware corporation
(the "Company"), Bondy & Schloss LLP (the "Escrow Agent"), and the parties who have executed this Agreement as the Purchasers set forth on the signature pages hereto (individually, a "Purchaser," and collectively, the "Purchasers").

         WHEREAS:

         A. Concurrently herewith, and at certain times hereafter, the Company and Lender are entering into those certain Securities Purchase Agreements (the
"Purchase Agreements"), a form of which is annexed hereto as EXHIBIT A, pursuant to which the Company is to issue to the Purchasers up to 350 shares of its
Series A Convertible Preferred Stock (collectively, the "Preferred Stock"); and

         B. Subsequent to the execution and delivery of this Agreement and the
Purchase Agreements, the Company expects to complete a sale of certain of the
Company's securities, resulting in gross proceeds of $5 million or more (a
"Qualified Offering"); and

         C. It is a condition precedent to the Purchasers purchasing the
Preferred Stock that the Company shall have executed this Agreement to establish an escrow account into which certain proceeds from the Qualified Offering will be deposited and made available to the Purchasers for payment of the Company's obligation to redeem the Preferred Stock (including any accrued and unpaid dividends).

         D. The Escrow Agent agrees to serve as escrow agent in accordance with the terms and conditions set forth herein.

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Establishment of Escrow Account. Concurrently with the closing of a
Qualified Offering, the Company shall establish a non-interest bearing escrow account with the Escrow Agent, which escrow account shall be entitled "VSUS
Technologies Incorporated Cash Collateral Account" (the "Escrow Account").

         2. Irrevocable Instructions. Prior to the completion of the Qualified
Offering the Company shall execute irrevocable instructions to the underwriter, if applicable, directing the underwriter to deliver, from the proceeds of the
Qualified Offering, the Cash Collateral (as that term is defined herein) to the
Escrow Agent.

         3. Deposit of Funds. The Company shall deliver to the Purchaser and the
Escrow Agent a certificate setting forth the date when the Qualified Offering has been completed, which certificate shall be attached as EXHIBIT B (the
"Completion Date"). The Company agrees that they shall, by noon of the next business day after the Completion Date, deliver to the Escrow Agent for deposit in

the Escrow Account $1.15 for each $1.00 of Preferred Stock issued to Lender (the
"Cash Collateral") from the proceeds received from the Qualified Offering.

         4. Escrow Period. This Escrow Agreement shall begin upon the date hereof and shall terminate (the "Termination Date") on the earlier of: (i)
receipt by the Escrow Agent of a notice, executed by the Company and each of the
Purchasers that the Purchase Agreement has been terminated; (ii) redemption in full of the Preferred Stock (including any accrued and unpaid dividends) by the
Company; (iii) disbursement to the Purchasers of all of the Cash Collateral as
set forth in Section 5 below; (iv) the conversion of the full amount of the
Preferred Stock by the Purchasers into shares of Common Stock (as defined in the
Purchase Agreement) of the Company; or (v) eighteen (18) months following the effectiveness of the Resale Registration Statement, upon failure of Purchasers to exercise the Purchaser's Option. In the event of termination under clauses
(ii), (iii), (iv) or (v) the Company and Purchasers shall provide written notice of termination to the Escrow Agent.

         5. Disbursement from the Escrow Account.

         (a) At any time, and from time to time prior to the Termination Date, a
Purchaser may deliver to the Escrow Agent written notice (a "Notice of
Redemption," to be in the form annexed as EXHIBIT C) that it has elected to have, all or any portion of, its Preferred Stock (including any accrued and unpaid dividends) redeemed from the Cash Collateral in lieu of converting the
Preferred Stock into shares of the Company's Common Stock (such Purchaser, a
"Notifying Purchaser"). If the Purchaser shall elect to have the entire
Redemption Price paid, the original certificate for such Purchaser's Preferred
Stock shall accompany such Notice of Payment. The Notice of Payment shall be delivered by the Notifying Purchaser to the Escrow Agent by 5:00 p.m. New York
time. The Escrow Agent shall send the Notice of Payment to the Company by the end of the next business day accompanied by the original Preferred Stock
Certificate, if applicable. The Notice of Payment shall specify the dollar amount to be released by the Escrow Agent. The Company shall have two (2)
business days from the transmission of the Notice of Payment by the Escrow Agent to object in writing to the dollar amount to be released (a "Notice of
Objection"). A Notice of Objection shall be delivered to the Escrow Agent and the Notifying Purchaser. If the Company fails to provide the Escrow Agent and
Notifying Purchaser with a Notice of Objection within such time, then the
Company shall be deemed to have waived any objections and directed Escrow Agent to release the amount requested in the Notice of Payment to the Notifying
Purchaser. The Company's sole basis for any objection hereunder shall be prior payment to the Notifying Purchaser by the Company of the full Redemption Price or prior conversion in full by the Notifying Purchaser of its Preferred Stock.
In the event of a Notice of Objection, the Company and the Notifying Purchaser
shall have two (2) business days to agree on a dollar amount to be released to the Notifying Purchaser and provide written notice of such agreement to the
Escrow Agent. In the event that the Company and the Notifying Purchaser cannot agree on a dollar amount to be released within such time, then the Company shall commence a legal action in the appropriate state or federal court in the State and County of New York, within five (5) business days of the transmittal of the
Notice of Payment by the Escrow Agent to the Company. If the Company does not commence such legal action within five (5) business days (a "Company Action"), the Escrow Agent shall release the dollar amount stated in the Notice of Payment to the Notifying Purchaser and the Company's objection shall be deemed withdrawn and waived with prejudice. If the Escrow Agent does not receive a
Notice of Objection within the time period set forth above, the Escrow Agent shall deliver payment of the amount requested in the Notice of Payment to the
Notifying Purchaser no later than the third Business Day following the transmittal to the Company of the Notice of Payment.

         (b) If a timely Company Action is commenced pursuant to paragraph 5(a)
of this Section, then and only then, the Escrow Agent shall continue to hold the amount requested in a Notice of Payment to which the Company Action relates (the
"Disputed Amount") until such time as the Escrow Agent shall receive (i) written instructions jointly executed by the Notifying Purchaser and the Company directing the release of all or any portion of the Disputed Amount, or (ii) a certified copy of a judgment, order or decree of a court of competent jurisdiction directing the Escrow Agent to release all or any portion of the
Disputed Amount requested in the Notice of Payment to any party hereto or as such judgment, order or decree shall otherwise specify (including any such order directing the Escrow Agent to deposit all or any portion of the Disputed Amount into the court rendering such order, pending determination of any dispute between any of the parties). In addition, the Escrow Agent shall have the right to deposit the Disputed Amount with a court of competent jurisdiction without liability to any party if said dispute is not resolved within thirty (30) days of receipt of any such notice of a Company Action.

         6. Duties and Obligations of the Escrow Agent.

         (a) The parties hereto agree that the duties and obligations of the
Escrow Agent are only such as are herein specifically provided and no other. The
Escrow Agent's duties are as a depositary only, and the Escrow Agent shall incur no liability whatsoever, except as a direct result of its willful misconduct or gross negligence.

         (b) The Escrow Agent may consult with counsel of its choice, and shall not be liable for any action taken, suffered or omitted by it in accordance with the advice of such counsel.

         (c) The Escrow Agent shall not be bound in any way by the terms of any other agreement to which the Purchasers, the Company or the underwriter (if applicable) are parties, whether or not it has knowledge thereof, and the Escrow
Agent shall not in any way be required to determine whether or not any other agreement has been complied with by the Purchasers, the Company, any underwriter or any other party thereto. The Escrow Agent shall not be bound by any modification, amendment, termination, cancellation, rescission or supersession of this Agreement unless the same shall be in writing and signed jointly by the
Purchaser, the Company and any underwriter, and agreed to in writing by the
Escrow Agent.

         (d) If the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands which, in its opinion, are in conflict with any of the provisions of this Agreement, it shall be entitled to refrain from taking any action, other than to keep safely all property held in escrow or to take certain action, until it shall jointly be directed otherwise in writing by the Purchasers, the Company and any underwriter or by a final judgment of a court of competent jurisdiction.

         (e) The Escrow Agent shall be fully protected in relying upon any written notice, demand, certificate or document which it, in good faith, believes to be genuine. The Escrow Agent shall not be responsible for the sufficiency or accuracy of the form, execution, validity or genuineness of documents now or hereafter deposited hereunder, or of any endorsement thereon, or for any lack of endorsement thereon, or for any description therein; nor shall the Escrow Agent be responsible or liable in any respect on account of the identity, authority or rights of the persons executing or delivering or purporting to execute or deliver any such document, security or endorsement.

         (f) The Escrow Agent shall not be required to institute legal proceedings of any kind and shall not be required to defend any legal proceedings which may be instituted against it or in respect of the Cash
Collateral.

         (g) If the Escrow Agent at any time, in its sole discretion, deems it necessary or advisable to relinquish custody of the Cash Collateral, it may do so by delivering the same to any other escrow agent mutually agreeable to the
Purchasers, the Company and any underwriter, and if no such escrow agent shall be selected within three days of the Escrow Agent's notification to the
Purchasers, the Company and any underwriter of its desire to so relinquish custody of the Cash Collateral, then the Escrow Agent may do so by delivering the Cash Collateral to the clerk or other proper officer of a court of competent jurisdiction as may be permitted by law. The fee of any court officer shall be borne by the Company. Upon such delivery, the Escrow Agent shall be discharged from any and all responsibility or liability with respect to the Cash Collateral and this Agreement and the Company shall promptly pay to the Escrow Agent all monies which may be owed it for its services hereunder, including, but not limited to, reimbursement of its out-of-pocket expenses pursuant to Section 7 below.

         (h) Upon the performance of this Agreement, the Escrow Agent shall be deemed released and discharged of any further obligations hereunder.

         7. Fees, Expenses and Commissions. The Escrow Agent fee shall be $250 per month from the establishment of the Escrow Account and $500 per month upon transfer of the Cash Collateral to the Escrow Account, plus all reasonable out-of-pocket expenses paid or incurred by the Escrow Agent in the administration of its duties hereunder, including, but not limited to, postage, all outside counsel to the Escrow Agent and advisors' and agents' fees and all taxes or other governmental charges, if any. The Company shall pay the Escrow
Agent upon establishment of the Escrow Account the sum of $1,000 to be applied against the monthly fees. The Company agrees to pay the Escrow Agent any additional monthly fees and out-of-pocket expenses in excess of the $1,000, within thirty days of receipt of an invoice from the Escrow Agent for such excess amount.

8.       Indemnification.

         (a) The Company hereby indemnifies and holds free and harmless the
Escrow Agent from any and all losses, expenses, liabilities and damages
(including but not limited to reasonable attorney's fees, and amounts paid in settlement) resulting from claims asserted by the Purchasers or any underwriter against Escrow Agent with respect to the performance of any of the provisions of this Agreement, provided that the Escrow Agent shall not be entitled to any indemnity for any losses, damages, taxes, liabilities or expenses that directly result from its willful misconduct or gross negligence.

         (b) In the event of any legal action between the parties to this
Agreement to enforce any of its terms, the legal fees of the prevailing party shall be paid by the party(ies) who did not prevail.

         9. Miscellaneous.

         (a) All Notices of Payment, Notices of Objection, notices, requests, demands and other communications hereunder shall be in writing, sent by telecopier, upon proof of sending thereof to the following addresses:

                                (i)    If to the Company:

                                       VSUS Technologies Incorporated
                                       622 Third Avenue, 33rd Floor
                                       New York, NY 10017

                                       With copies to:

                                       Bondy & Schloss LLP
                                       60 East 42nd St., 37th Floor
                                       New York, NY 10165

                                (ii)   If to the Purchasers:

                                At the addresses set forth on SCHEDULE A.

                                (iii)  If to any underwriters:

                                       [TO BE PROVIDED]

                                (iv)   If to the Escrow Agent:

                                       Bondy & Schloss LLP
                                       60 East 42nd St., 37th Floor
                                       New York, NY 10165

or at such other address as any of the parties to this Agreement may hereafter designate in the manner set forth above to the others.

         (b) This Agreement shall be construed and enforced in accordance with the law of the State of New York applicable to contracts entered into and performed entirely within New York.

         (c) This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

         (d) This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The assignment by a party of this Agreement or any rights hereunder shall not affect the obligations of such party under this Agreement.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

COUNTERPART SIGNATURE PAGE TO CASH COLLATERAL ESCROW AGREEMENT, DATED AUGUST 31,
2004

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed the day and year first above written.

                                  THE COMPANY:

                                  VSUS TECHNOLOGIES INCORPORATED

                                  By:
                                     ------------------------------------------
                                           Name: Amiram Ofir
                                           Title: Matis Cohen

                                  By:
                                     ------------------------------------------
                                           Name: Matis Cohen
                                           Title: President

                                  PURCHASER:

                                  By:
                                     ------------------------------------------

                                  ESCROW AGENT:

                                  BONDY & SCHLOSS LLP

                                  By:
                                     ------------------------------------------

                                        7

                                    EXHIBIT B

                             NOTICE OF COMPLETION OF
                               QUALIFIED OFFERING

To:
       ----------------------------------

       ----------------------------------

       ----------------------------------

         VSUS Technologies Incorporated, a Delaware corporation (the "Company")
hereby notifies             (the "Lender") that the Company has completed an
Offering. Such Offering was completed on            , 200   (the "Completion
Date").

         This Notice of Completion shall further notify the Lender that no later than noon of the business day following the Completion Date, the Company
delivered $           (the "Cash Collateral") from the proceeds of the Offering
to                                   as the Cash Collateral Escrow Agent. The
Cash Collateral was delivered to the Cash Collateral Escrow Account in
accordance with the Cash Collateral Escrow Agreement dated July    , 2004. The
amount delivered to the Cash Collateral Escrow Agent was determined by multiplying $1.15 for each $1.00 in principal amount of the Debentures (the
"Debentures") executed in favor of the Lender.

         As of the Completion Date, as set forth in the Cash Collateral Escrow
Agreement, the Lender may elect to have his Debenture repaid from the Cash
Collateral in lieu of converting his Debenture into shares of common stock,
$0.001 par value of the Company.

                                           ----------------------------------
                                           Amiram Ofir
                                           CEO and President

New York, New York
            , 2004

                                    EXHIBIT C

                              NOTICE OF REDEMPTION

                    (To be executed by the Registered Holder
                       in order to redeem the Debentures)

         The undersigned hereby irrevocably elects to receive $           of the
Redemption Price (as that term is defined in the Certificate of Designation of
Series and Determination of Rights and Preferences of Series A Convertible
Preferred Stock of VSUS Technologies Incorporated dated July    , 2004) payable
in cash from the Cash Collateral in the Cash Collateral Escrow Account as set
forth in the Cash Collateral Escrow Agreement dated July    , 2004. The
undersigned is electing to have such portion of the Redemption Price repaid from the Cash Collateral in lieu of converting the Preferred Stock into shares of the
Company's common stock, par value $0.001 per share, in accordance with the terms of the Preferred Stock. No fee will be charged to the Holder for any payments made hereunder. A copy of the Preferred Stock Certificate is attached hereto (or evidence of loss, theft or destruction thereof). If the undersigned shall elect to have the entire unpaid Redemption Price of the Preferred Stock paid pursuant to this Notice of Redemption, the original Preferred Stock certificate shall accompany such Notice of Redemption. If the undersigned shall elect to only have a portion of the unpaid Redemption Price of the Preferred Stock paid pursuant to this Notice of Redemption, the original Preferred Stock shall not accompany such
Notice of Redemption and the provisions of Section 1.5(a) of the Certificate of
Designation shall apply thereto.

         The undersigned hereby requests that the Escrow Agent release a dollar
amount equal to $              to the undersigned either by check or wire
transfer as specified immediately below or, if additional space is necessary, on an attachment hereto:

IF BY CHECK, TO THE FOLLOWING ADDRESS:

         Name:
                 ---------------------------------------------
         Address:
                 ---------------------------------------------

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IF BY WIRE TRANSFER, IN ACCORDANCE WITH THE FOLLOWING WIRE TRANSFER
INSTRUCTIONS:

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Date of Payment:
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Payment Amount:
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Signature:
                 ---------------------------------------------
Name:
                 ---------------------------------------------
Address:
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